Exhibit 99.1

News Release

National Penn Bancshares, Inc. Announces

Pricing of $125 Million Senior Debt Offering

Company Release – September 9, 2014

Allentown, Pa. September 9, 2014 — National Penn Bancshares, Inc. (“National Penn”) (Nasdaq: NPBC), the holding company for National Penn Bank, announced that it has priced an underwritten public offering of $125 million of its unsecured fixed rate Senior Notes (“Notes”), due September 30, 2024. The Notes will bear a fixed interest at a rate of 4.25% per year, payable on March 30th and September 30th of each year, commencing on March 30, 2015. The Notes were priced at 100% of their face amount.

The offering is expected to close on September 16, 2014, subject to the satisfaction of customary closing conditions.

The Notes are being offered and sold pursuant to an effective shelf registration statement (File No. 333-181309) and the base prospectus included in the registration statement. A preliminary prospectus supplement relating to the offering of the Notes has been filed with the Securities and Exchange Commission (the “SEC”). Copies of the prospectus supplement and accompanying base prospectus relating to the offering may be obtained, when available, without charge by visiting the SEC’s website at www.sec.gov, or from Sandler O’Neill & Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, Attn: Syndicate Operations (by telephone: 1-866-805-4128), or from Credit Suisse Securities (USA) LLC, One Madison Avenue, New York, New York 10010, Attn: Prospectus Department (by telephone: 1-800-221-1037 or by email at newyork.prospectus@credit-suisse.com).

Sandler O’Neill & Partners, L.P. and Credit Suisse Securities (USA) LLC are serving as joint book-running managers, for the Senior Notes offering.

This press release is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy any security of National Penn, which is made only by means of a preliminary prospectus supplement and related base prospectus, nor will there be any sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Media Contact:	Jacklyn Bingaman, Marketing
(610) 674-1325 or jacklyn.bingaman@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(484) 709-3255 or michelle.debkowski@nationalpenn.com

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About National Penn Bancshares, Inc.

National Penn Bancshares, Inc., with approximately $8.6 billion in assets, is a bank holding company headquartered in Allentown, Pennsylvania. National Penn Bank operates 111 branch offices comprising 110 branches in Pennsylvania and one branch in Maryland.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc., including its Higgins Insurance and Caruso Benefits Group divisions.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

Cautionary Statement Regarding Forward-Looking Information

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” “could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements. National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: our branding and marketing initiatives may not be effective in building name recognition and customer awareness of our products and services, we may be unable to differentiate our self from our competitors by a higher level of customer service, as intended by our business strategy and other marketing initiatives, expansion of our product and service offerings may take longer, and may meet with more effective competitive resistance from others already offering such products and services, than expected, new product development by new and existing competitors may be more effective, and take place more quickly, than expected, growth and profitability of our non-interest income or fee income may be less than expected, particularly as a result of financial market conditions, general economic or business conditions, either nationally or in the regions in which we do business, may deteriorate, resulting in, among other things, a deterioration in credit quality, a reduced demand for credit, or a decision by us to reevaluate staffing levels or to divest one or more lines of business, in the current environment of increased investor activism, including hedge fund investment policies and practices, shareholder concerns or actions may require increased management/board attention, efforts and commitments, which could require a shift in focus from business development and operations, stresses in the financial markets may inhibit our ability to access the capital markets or obtain financing on favorable terms, repurchase obligations with respect to real estate mortgages sold in the secondary market could adversely affect our earnings, changes in consumer spending and savings habits could adversely affect our business, negative publicity with respect to any National Penn product or service, employee, director or other associated individual or entity whether legally justified or not, could adversely affect our reputation and business, significant negative industry or economic trends, including declines in the market price of our common stock, or reduced estimates of future cash flows or disruptions to our business could result in impairments to goodwill, we may be unable to successfully manage the foregoing and other risks and to achieve our current short-term and long-term business plans and objectives. Additional risks, uncertainties and other factors relating to the proposed merger of TF Financial Corporation, or “TF Financial,” with and into National Penn, including: expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; the transaction may not be timely completed, if at all; the parties may be unable to successfully implement integration strategies; and diversion of management time on merger-related issues. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction with TF Financial Corporation, National Penn has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 that includes a Proxy Statement of TF Financial Corporation and a Prospectus of National Penn as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about National Penn and TF Financial Corporation, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from National Penn at www.nationalpennbancshares.com under the heading “Documents/SEC Filings” or from TF Financial Corporation by accessing TF Financial Corporation’s website at www.3rdfedbank.com under the section “Investor Relations” and under the heading “SEC Filings.”

National Penn and TF Financial Corporation and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TF Financial Corporation in connection with the proposed merger. Information about the directors and executive officers of National Penn is set forth in the proxy statement for National Penn’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 12, 2014. Information about the directors and executive officers of TF Financial Corporation is set forth in the proxy statement for TF Financial Corporation’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 26, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.